Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Roadzen Inc. (the “Company”) on Form 10-K for the period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Rohan Malhotra, the Chief Executive Officer of the Company, and Jean-Noël Gallardo, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: June 28, 2026

/s/ Rohan Malhotra
Rohan Malhotra
Chief Executive Officer
(Principal Executive Officer)

/s/ Jean-Noël Gallardo
Jean-Noël Gallardo
Chief Financial Officer
(Principal Financial and Accounting Officer)